UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 6, 2023

INNOVATE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Lakeview Avenue, Suite 1660
West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 235-2691

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VATE	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement with Paul K. Voigt, Interim Chief Executive Officer

On July 25, 2023, INNOVATE Corp. (the “Company”) filed a Current Report on Form 8-K reporting the appointment of Mr. Paul K. Voigt as interim Chief Executive Officer of the Company, effective as of July 25, 2023 (the “Effective Date”). The Company entered into an employment agreement with Mr. Voigt dated as of October 6, 2023, setting forth the terms of his employment with the Company, effective as of the Effective Date (the “Employment Agreement”).

Pursuant to the Employment Agreement, Mr. Voigt will receive an annual base salary of $500,000, and will be eligible to receive an annual discretionary bonus as determined by the Compensation Committee. The Employment Agreement further provides that Mr. Voigt shall receive (i) a one-time restricted stock award of shares of the Company's common stock, par value $0.001 per share (“Common Stock”), with a fair market value of $1,500,000, which will be one hundred percent (100%) vested on the first (1st) anniversary of the issuance and subject to the terms of the Company’s equity incentive plan; and (ii) in each year of Mr. Voigt's employment, a stock option award to purchase one million (1,000,000) shares of Common Stock, with an exercise price to be determined by the Compensation Committee, which will be one hundred percent (100%) vested on the first (1st) anniversary of the issuance and subject to the terms of the Company’s equity incentive plan.

The foregoing summary of the Employment Agreement is not complete and is subject to, qualified in its entirety by, and should be read in conjunction with, the full text of the Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1^	Employment Agreement dated as of October 6, 2023 by and between Paul K. Voigt and INNOVATE Corp.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

^	Indicates management contract or compensatory plan or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2023

INNOVATE Corp. (Registrant)

By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer